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Lehman Brothers                                                                        Residential Mortgage Finance


        GMAC - Breakeven Runs

        Assumption
           No P&I Advance
           100% Severity
           Triggers Fail
           0 lag
           To Maturity
           Prepay exclusive of defaults



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           Class           WAL       CDR      Cum Net Loss                     Class      WAL      CDR      Cum Net Loss
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
           M1             8.58      2.95%         6.84%                        M1        8.65     2.58%         6.02%
           M2             11.98     2.44%         5.71%                        M2        11.21    2.17%         5.10%

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           Class           WAL       CDR      Cum Net Loss                     Class      WAL      CDR      Cum Net Loss
           ---------------------------------------------------                 ---------------------------------------------
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           M1             13.99     3.02%        12.15%                        M1        13.87    2.65%        10.79%
           M2             18.36     2.76%        11.20%                        M2        16.31    2.45%        10.04%

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This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
 Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
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